Exhibit 99.1
JWC ACQUISITION CORP. AND SUBSIDIARY
(A Corporation in the Development Stage)

Page
Index to Consolidated Balance Sheet	F-1

Report of Independent Registered Public Accounting Firm	F-2

Consolidated Balance Sheet as of November 23, 2010	F-3

Notes to Consolidated Balance Sheet	F-4 - F-14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of
JWC Acquisition Corp. and Subsidiary
     We have audited the accompanying consolidated balance sheet of JWC Acquisition Corp. and Subsidiary (a corporation in the development stage) (the “Company”) as of November 23, 2010. This balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on the consolidated balance sheet based on our audit.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the consolidated balance sheet referred to above presents fairly, in all material respects, the financial position of the JWC Acquisition Corp. and Subsidiary (a corporation in the development stage) as of November 23, 2010, in conformity with accounting principles generally accepted in the United States of America.
/s/ ROTHSTEIN, KASS & COMPANY, P.C.
Roseland, New Jersey
November 29, 2010

JWC ACQUISITION CORP. AND SUBSIDIARY
(A Corporation in the Development Stage)
Consolidated Balance Sheet
November 23, 2010

Assets:
Current assets:
Cash equivalents	$1,486,414
Other current assets	100

Total current assets	1,486,514

Cash equivalents held in trust	124,950,000

Total assets	$126,436,514

Liabilities and Stockholders’ Equity:
Current liabilities:
Accrued offering costs	$431,500
Accrued expenses — other	5,000
Loan payable to affiliate	30,106

Total current liabilities	466,606

Deferred underwriting compensation	4,375,000

Total liabilities	4,841,606

Common stock subject to possible redemption; 11,659,490 shares (at redemption value)	116,594,900

Stockholders’ equity:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—
Common stock, $0.0001 par value; 400,000,000 shares authorized; 14,840,116 shares issued and outstanding (which includes 11,659,490 shares subject to possible redemption)	1,484
Additional paid-in capital	5,003,667
Deficit accumulated during the development stage	(5,143)

Total stockholders’ equity	5,000,008

Total liabilities and stockholders’ equity	$126,436,514

JWC ACQUISITION CORP. AND SUBSIDIARY
(A Corporation in the Development Stage)
NOTES TO CONSOLIDATED BALANCE SHEET
1. Organization and Business Operations
Incorporation
JWC Acquisition Corp. (the “Company”) was incorporated in Delaware on July 22, 2010.
Sponsor
The Company’s sponsor is JWC Acquisition, LLC, a Delaware limited liability company (the “Sponsor”). Members of the Sponsor owning a majority of the Sponsor’s equity interests are affiliated with J.W. Childs Associates, L.P. (“Associates”), a private equity firm founded in 1995 by John W. Childs, the Company’s Chairman and Chief Executive Officer, and Adam L. Suttin, the Company’s President.
Fiscal Year End
The Company has selected December 31 as its fiscal year end.
Business Purpose
The Company was formed to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (an “Initial Business Combination”).
Financing
The registration statement for the Company’s initial public offering (the “Public Offering”) (as described in Note 3) was declared effective November 17, 2010. The Company consummated the Public Offering on November 23, 2010, and simultaneously with the closing of the Public Offering, members of the Sponsor purchased $4,000,000 of warrants in a private placement (Note 4).
Upon the closing of the Public Offering and the private placement, $124,950,000 was placed in the Trust Account (discussed below).
Trust Account
The trust account (the “Trust Account”) can either be invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 180 days or less, or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940. The funds in the Trust Account are held in the name of JWC Acquisition Security Corporation, a wholly-owned subsidiary of the Company qualified as a Massachusetts security corporation. See Notes 6 and 7.
Except for a portion of interest income earned on the Trust Account balance that may be released to the Company to pay any taxes on such interest and to fund working capital requirements, and any amounts

JWC ACQUISITION CORP. AND SUBSIDIARY
(A Corporation in the Development Stage)
NOTES TO CONSOLIDATED BALANCE SHEET
necessary for the Company to purchase up to 15% of the Company’s public shares if the Company seeks stockholder approval of the Initial Business Combination, none of the funds held in trust will be released until the earlier of: (i) the consummation of the Initial Business Combination; or (ii) the redemption of 100% of the shares of common stock included in the units being sold in the Public Offering if the Company is unable to consummate an Initial Business Combination within 21 months from the closing of the Public Offering (subject to the requirements of law).
Business Combination
An Initial Business Combination is subject to the following size, focus and stockholder approval provisions:
Size — The Company may structure a business combination to acquire less than 100% of the interests or assets of the target business. The Company will only consummate such business combination if it will become the controlling stockholder of the target or is otherwise not required to register as an investment company under the Investment Company Act of 1940. The Company will not consider any transaction that does not meet such criteria. Even though the Company will own a controlling interest in the target if an Initial Business Combination is consummated, the Company’s stockholders prior to the business combination may collectively own a minority interest in the post business combination company, depending on valuations ascribed to the target and the Company in the business combination transaction.
Focus — The Company’s efforts in identifying prospective target businesses will initially be focused on businesses in the consumer products and specialty retail sectors but the Company may pursue opportunities in other business sectors.
Tender Offer/Stockholder Approval — The Company, after signing a definitive agreement for an Initial Business Combination, will either (i) seek stockholder approval of the Initial Business Combination at a meeting called for such purpose in connection with which stockholders may seek to redeem their shares, regardless of whether they vote for or against the Initial Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, including interest but less franchise and income taxes payable, or (ii) provide stockholders with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, including interest but less franchise and income taxes payable. The decision as to whether the Company will seek stockholder approval of the Initial Business Combination or allow stockholders to sell their shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval. If the Company seeks stockholder approval, it will consummate its Initial Business Combination only if a majority of the outstanding shares of common stock voted are voted in favor of the Initial Business Combination. However, in no event will the Company redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001. In such case, the Company would not proceed with the redemption of its public shares and the related Initial Business Combination, and instead may search for an alternate Initial Business Combination.
Regardless of whether the Company holds a stockholder vote or a tender offer in connection with an Initial Business Combination, a public stockholder will have the right to redeem their shares for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, including interest but less franchise and income taxes payable. As a result, such shares of common stock have been recorded at conversion/tender value and classified as temporary equity upon the completion of the

JWC ACQUISITION CORP. AND SUBSIDIARY
(A Corporation in the Development Stage)
NOTES TO CONSOLIDATED BALANCE SHEET
Public Offering, in accordance with Financial Accounting Standards Board, or FASB, ASC Topic 480, “Distinguishing Liabilities from Equity.”
Permitted Purchase of Public Shares — If the Company seeks stockholder approval prior to the Initial Business Combination and does not conduct redemptions pursuant to the tender offer rules, prior to the Initial Business Combination, the Company’s Amended and Restated Certificate of Incorporation will permit the release to the Company from the Trust Account, amounts necessary to purchase up to 15% of the shares sold in the Public Offering. All shares so purchased by the Company will be immediately cancelled.
Liquidation
If the Company does not consummate an Initial Business Combination within 21 months from the closing of the Public Offering on November 23, 2010, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the common stock sold as part of the units in the Public Offering, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest but net of franchise and income taxes payable (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and subject to the requirement that any refund of income taxes that were paid from the Trust Account which is received after such redemption shall be distributed to the former public stockholders, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
2. Significant Accounting Policies
Basis of Presentation
The accompanying consolidated financial statement of the Company is presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America and pursuant to the rules and regulations of the Securities and Exchange Commission.
The consolidated financial statement includes the accounts of JWC Acquisition Corp. and its wholly-owned subsidiary, JWC Acquisition Security Corporation. All significant intercompany transactions and balances have been eliminated in consolidation.

JWC ACQUISITION CORP. AND SUBSIDIARY
(A Corporation in the Development Stage)
NOTES TO CONSOLIDATED BALANCE SHEET
The consolidated financial statement was approved by management and available for issuance on November 29, 2010. Subsequent events have been evaluated through this date.
Development Stage Company
The Company is considered to be in the development stage as defined by FASB ASC 915, “Development Stage Entities,” and is subject to the risks associated with activities of development stage companies. The Company has neither engaged in any operations nor generated any income to date. All activity through the date the financial statement was issued relates to the Company’s formation and the Public Offering. Following such offering, the Company will not generate any operating revenues until after completion of an Initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on the designated Trust Account after the Public Offering.
Cash Equivalents
The Company considers all highly-liquid investments with original maturities of three months or less when acquired to be cash equivalents. Cash equivalents at November 23, 2010 principally consist of cash in a money market account.
Net Loss Per Share
Basic net loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period. Diluted net loss per share is computed by dividing net loss per share by the weighted average number of shares of common stock outstanding, plus to the extent dilutive, the incremental number of shares of common stock to settle warrants issued in the Public Offering and private placement, as calculated using the treasury stock method. As the Company reported a net loss for the period from July 22, 2010 (inception) to November 23, 2010, the effect of the 17,833,333 warrants (including 5,333,333 warrants issued to the members of the Sponsor in connection with the private placement), have not been considered in the diluted loss per common share because their effect would be anti-dilutive. As a result, dilutive loss per common share is equal to basic loss per common share.
Use of Estimates
The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Income Taxes
Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.
The Company evaluates the uncertainty in tax positions taken or expected to be taken in the course of preparing the Company’s consolidated financial statements to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. Tax positions deemed not to meet the “more likely than not” threshold would be recorded as a tax expense in the current period. The Company has no uncertain tax positions at November 23, 2010.
The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at November 23, 2010.
The Company may be subject to potential examination by U.S. federal, U.S. states or foreign jurisdiction authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with U.S. federal, U.S. state and foreign tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

JWC ACQUISITION CORP. AND SUBSIDIARY
(A Corporation in the Development Stage)
NOTES TO CONSOLIDATED BALANCE SHEET
Accrued Offering Costs
Accrued offering costs consist principally of legal and accounting fees incurred through the balance sheet date that are related to the Public Offering.
Redeemable Common Stock
The Company accounts for redeemable common stock that is redeemable for cash or other assets, by classifying them outside of permanent equity if they are redeemable at the option of the holder. In addition, the amount of common stock subject to redemption is classified outside of permanent equity to the extent that such redemption does not cause a liquidation event. As discussed in Note 1, in no event will the Company redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001.
Accordingly, 11,659,490 of common shares have been classified outside of permanent equity at redemption value, which is equal to the per share amount held in the Trust Account. The Company recognizes changes in the redemption value immediately as they occur and adjusts the carrying value of common stock subject to redemption equal its redemption value at the end of each reporting period.
Fair Value of Financial Instruments
Unless otherwise disclosed, the fair values of financial instruments, including cash equivalents and cash equivalents held in trusts and the loan payable to affiliate, approximate their carrying amount due primarily to their short-term nature.
Recent Accounting Pronouncements
Management does not believe that any other recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company’s consolidated financial statements.
3. Public Offering
Public Units
On November 23, 2010, the Company sold 12,500,000 units at a price of $10.00 per unit (the “Public Units”) in the Public Offering. Each unit consists of one share of the Company’s common stock, $0.0001 par value (the “Public Stock”), and one warrant (the “Public Warrants”). The Company granted the underwriters a 45-day option to purchase up to 1,875,000 additional Public Units solely to cover over-allotments, if any.

JWC ACQUISITION CORP. AND SUBSIDIARY
(A Corporation in the Development Stage)
NOTES TO CONSOLIDATED BALANCE SHEET
Public Warrant Terms and Conditions:
Exercise Conditions — Each Public Warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $11.50 per share commencing on the later of: (i) the consummation of an Initial Business Combination, or (ii) 12 months from the date of the prospectus for the Public Offering, provided that the Company has an effective registration statement covering the shares of common stock issuable upon exercise of the Public Warrants and such shares are registered or qualified under the securities laws of the state of the exercising holder. The Public Warrants expire five years from the date of the prospectus, unless earlier redeemed. The Public Warrants will be redeemable in whole and not in part at a price of $0.01 per warrant upon a minimum of 30 days’ notice after the warrants become exercisable, only in the event that the last sale price of the common stock exceeds $18.00 per share for any 20 trading days within a 30-trading day period. If the Public Warrants are redeemed by the Company, management will have the option to require all holders that wish to exercise warrants to do so on a cashless basis.
Registration Risk — In accordance with a warrant agreement relating to the Public Warrants, the Company will be required to use its best efforts to maintain the effectiveness of a registration statement relating to common stock which would be issued upon exercise of the Public Warrants. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration is not effective at the time of exercise, the holders of such Public Warrants shall not be entitled to exercise such Public Warrants (except on a cashless basis under certain circumstances) and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle or cash settle the Public Warrants. Consequently, the Public Warrants may expire unexercised, unredeemed and worthless, and an investor in the Public Offering may effectively pay the full unit price solely for the shares of common stock included in the Public Units.
Accounting — Since the Company is not required to net cash settle the Public Warrants, management has determined that the Public Warrants will be recorded at fair value and classified within stockholders’ equity as “Additional paid-in capital” upon their issuance in accordance with FASB ASC 815-40.
Underwriting Agreement
The Company paid an underwriting discount of 2.0% of the public unit offering price to the underwriters at the closing of the Public Offering, with an additional fee of 3.5% of the gross offering proceeds payable upon the Company’s consummation of an Initial Business Combination. Such amount is reflected as deferred underwriting compensation of $4,375,000 on the consolidated balance sheet. The underwriters will not be entitled to any interest accrued on the deferred discount.
4. Related Party Transactions
Founder Shares — In August 2010, the Sponsor purchased 2,464,286 shares of common stock (the “Founder Shares”) for $25,000, or $0.01 per share. Subsequently, on October 25, 2010, the Sponsor returned an aggregate of 124,170 of the Founder Shares to the Company, which the Company cancelled. Thereafter, on October 25, 2010, the Sponsor transferred an aggregate of 23,400 of the Founder Shares to

JWC ACQUISITION CORP. AND SUBSIDIARY
(A Corporation in the Development Stage)
NOTES TO CONSOLIDATED BALANCE SHEET
John K. Haley and Sonny King, each of whom has agreed to serve on the Company’s board of directors following the closing of the Public Offering. The fair value of the securities transferred was nominal.
Forfeiture — The Founder Shares include 305,232 shares of common stock that are subject to forfeiture if and to the extent the underwriters’ over-allotment option is not exercised, so that the Sponsor, John K. Haley and Sonny King will collectively own 12.5% of the Company’s issued and outstanding shares after the Public Offering.
In addition, a portion of the Founder Shares in an amount equal to 2.0% of the Company’s issued and outstanding shares after the Public Offering and the exercise of the over-allotment option, if applicable (“Earnout Shares”), will be subject to forfeiture by the Sponsor, John K. Haley and Sonny King collectively in the event the last sales price of the Company’s stock does not equal or exceed $12.00 per share for any 20 trading days within any 30-trading day period within 24 months following the closing of the Company’s Initial Business Combination.
Rights — The Founder Shares are identical to the shares of common stock included in the units sold in the Public Offering except that (i) the Founder Shares are subject to certain transfer restrictions, as described in more detail below, and (ii) the Sponsor, John K. Haley and Sonny King have each waived their redemption rights with respect to the Founder Shares and any Public Stock they may purchase in connection with the Initial Business Combination and have also waived their redemption rights with respect to the Founder Shares if the Company fails to consummate an Initial Business Combination within 21 months from the closing of the Public Offering.
Voting — If the Company seeks stockholder approval of its Initial Business Combination, the Sponsor, John K. Haley and Sonny King have each agreed to vote the Founder Shares in accordance with the majority of the votes cast by the public stockholders and to vote any public shares purchased during or after the Public Offering in favor of the Initial Business Combination.
Liquidation — Although the Sponsor, John K. Haley and Sonny King have each waived their redemption rights with respect to the Founder Shares if the Company fails to consummate an Initial Business Combination within 21 months from the closing of the Public Offering, they will be entitled to redemption rights with respect to any Public Stock they may own.
Sponsor Warrants — Members of the Sponsor have purchased an aggregate of 5,333,333 warrants (the “Sponsor Warrants”) at $0.75 per warrant (for an aggregate purchase price of $4,000,000) from the Company on a private placement basis simultaneously with the closing of the Public Offering.
Exercise Conditions — Each Sponsor Warrant is exercisable into one share of common stock at $11.50 per share. The proceeds from the Sponsor Warrant were added to the proceeds from the Public Offering held in the Trust Account. The Sponsor Warrants are identical to the Public Warrants except that the Sponsor Warrants (i) will not be redeemable by the Company as long as they are held by members of the Sponsor or any of their permitted transferees, (ii) will be subject to certain transfer restrictions described in more detail below and (iii) may be exercised for cash or on a cashless basis.

JWC ACQUISITION CORP. AND SUBSIDIARY
(A Corporation in the Development Stage)
NOTES TO CONSOLIDATED BALANCE SHEET
Accounting — Since the Company is not required to net-cash settle the Sponsor Warrants, management has determined that the Sponsor Warrants will be recorded at fair value and classified within stockholders’ equity as “Additional paid-in capital” upon their issuance in accordance with FASB ASC 815-40.
Disposition Restrictions
The Sponsor, John K. Haley and Sonny King have each agreed not to transfer, assign or sell any of the Founder Shares until one year after the completion of the Company’s Initial Business Combination or earlier if the last sales price of the Company’s common stock exceeds $12.00 per share for any 20 trading days within any 30-trading day period commencing at least 150 days from the date of consummation of an Initial Business Combination. The members of the Sponsor have agreed not to transfer, assign or sell any of the Sponsor Warrants including the common stock issuable upon exercise of the sponsor warrants until 30 days after the completion of an Initial Business Combination.
Registration Rights
The holders of the Founder Shares, Sponsor Warrants and warrants that may be issued upon conversion of working capital loans will hold registration rights to require the Company to register a sale of any of the securities held by them pursuant to the registration rights agreement that was entered into on the effective date of the Public Offering. These stockholders will be entitled to make up to three demands, excluding short form demands, that the Company register such securities for sale under the Securities Act. In addition, these stockholders will have “piggy-back” registration rights to include their securities in other registration statements filed by the Company. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period, which occurs (i) in the case of the Founder Shares, (A) one year after the completion of the initial business combination or earlier if, subsequent to the initial business combination, the last sales price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial business combination or (B) when the Company consummates a liquidation, merger, stock exchange or other similar transaction after the Company’s Initial Business Combination which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property, and (ii) in the case of the Sponsor Warrants and the respective common stock underlying such warrants, 30 days after the completion of the Company’s Initial Business Combination. The Company will bear the costs and expenses of filing any such registration statements.

JWC ACQUISITION CORP. AND SUBSIDIARY
(A Corporation in the Development Stage)
NOTES TO CONSOLIDATED BALANCE SHEET
5. Other Related Party Transactions
Administrative Services
The Company has agreed to pay up to $5,000 a month in total for office space and general and administrative services to Associates. Services will commence promptly after the date the Company’s securities are first quoted on the OTCBB and will terminate upon the earlier of (i) the consummation of an Initial Business Combination or (ii) the liquidation of the Company.
Loan Payable
From August 5 through November 23, 2010, Associates paid vendor bills on behalf of the Company in the aggregate amount of $30,106. That amount is payable on demand without interest.
Note Payable
On August 5, 2010, the Company issued an unsecured promissory note for $25,000 to Associates; proceeds from the loan were used to fund a portion of the organizational and offering expenses owed by the Company to third parties. This note was repaid on November 23, 2010.
6. Trust Account
A total of $124,950,000, which includes $120,950,000 of the net proceeds from the Public Offering and $4,000,000 from the private placement, has been placed in the Trust Account. The trust proceeds are invested in the “Western Public Institutional US Treasury Reserves” money market fund, a fund which invests exclusively in U.S. government securities. As of November 23, 2010, the balance in the Trust Account was $124,950,000.
7. Fair Value Measurements
The Company complies with ASC 820, Fair Value Measurements, for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.
The following tables present information about the Company’s assets that are measured at fair value on a recurring basis as November 23, 2010, and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value. In general, fair values determined by Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities. Fair values determined by Level 2 inputs utilize data points that are observable such as quoted prices, interest rates and yield curves. Fair values determined by Level 3 inputs are unobservable data points for the asset or liability, and includes situations where there is little, if any, market activity for the asset or liability:

JWC ACQUISITION CORP. AND SUBSIDIARY
(A Corporation in the Development Stage)
NOTES TO CONSOLIDATED BALANCE SHEET
Fair Value of Financial Assets as of November 23, 2010

			Significant Other	Significant
		Quoted Prices in	Observable	Unobservable
	November 23,	Active Markets	Inputs	Inputs
Description	2010	(Level 1)	(Level 2)	(Level 3)

Assets:

Cash equivalents	1,486,514	1,486,514	—	—

Cash equivalents held in Trust Account	124,950,000	124,950,000	—	—

Total	126,436,514	126,436,514	—	—

The fair values of the Company’s cash equivalents and cash and cash equivalents held on the Trust Account are determined through market, observable and corroborated sources.
8. Income Taxes
Components of the Company’s deferred tax assets are as follows:

Net operating loss carry-forward	$1,729
Less, valuation allowance	(1,729)

$—

Management has recorded a full valuation allowance against its deferred tax assets because it does not believe it is more likely than not that sufficient taxable income will be generated. The effective tax rate differs from the statutory rate of 34% due to the establishment of the valuation allowance. The net operating loss carry-forward expires in 2030.

JWC ACQUISITION CORP. AND SUBSIDIARY
(A Corporation in the Development Stage)
NOTES TO CONSOLIDATED BALANCE SHEET
9. Stockholder’s Equity
Common Stock — The authorized common stock of the Company includes up to 400,000,000 shares. Holders of the Company’s common stock are entitled to one vote for each share of common stock. At November 23, 2010, there were 14,840,116 shares of common stock outstanding.
Preferred Shares — The Company is authorized to issue 1,000,000 preferred shares with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. At November 23, 2010, there were no shares of preferred stock outstanding.